(Graphic description of Certificate of Stock
(Art--Eagle)

Town & Country Corporation

NUMBER
PCR
INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

SHARES
CONVERTIBLE REDEEMABLE PREFERRED STOCK

CUSIP 892027 40 0

THIS CERTIFIES THAT

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CONVERTIBLE REDEEMABLE PREFERRED STOCK OF THE PAR VALUE OF ONE DOLLAR ($1.00) PER SHARE OF

TOWN & COUNTRY CORPORATION

Transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

TREASURER

PRESIDENT

COUNTERSIGNED AND REGISTERED:

STATE STREET BANK AND TRUST COMPANY

TRANSFER AGENT

AND REGISTRAR

AUTHORIZED SIGNATURE

(corporate Seal)

                          TOWN & COUNTRY CORPORATION

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR ENCUMBERED UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION IS AVAILABLE.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE CERTIFICATE OF THE VOTING POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL OR OTHER SPECIAL RIGHTS THEREOF OF THE CONVERTIBLE REDEEMABLE PREFERRED STOCK, AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common

TEN ENT-as tenants by the entireties

JT TEN-as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFERS MIN ACT-_____________Custodian______________
                          (Cust)                 (Minor)
under Uniform Transfers to Minors
Act___________________________
            (State)

Additional abbreviations may also be used through not in the above list.

For value received,______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(box)
_______________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE
_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocable constitute and appoint_____________________________________

______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-names Corporation with full power of substitution in the premises.

Dated._________________________________

                                ____________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.